                       AIG CHILDREN'S WORLD FUND -- 2005

                                  A SERIES OF
                           AIG ALL AGES FUNDS, INC.

          505 CARR ROAD . WILMINGTON, DELAWARE 19809 . (800) 862-3984

                               ----------------

  This prospectus describes the AIG Children's World Fund -- 2005 (the "Fund"). The Fund is a diversified series of AIG All Ages Funds, Inc., an open-end management investment company. The Fund has two investment objectives. The first objective is to provide a guaranteed return, on or after November 15, 2005, of the full amount originally invested (including any sales charge paid) by each shareholder who has reinvested all dividends and distributions. The Fund pursues its first objective by investing a portion of its assets in U.S. Treasury zero coupon securities, combined with further assurance from a guarantee by AIG Capital Management Corp., the Fund's investment adviser (the "Manager"). The Manager's obligations under its guarantee will be backed by its parent, American International Group, Inc. ("AIG").

  The Fund's second objective is to achieve total return on capital through both capital growth (realized and unrealized) and income, by investing the balance of its assets primarily in a globally diversified portfolio of equity securities. There can be no assurance that this second objective of total return on capital will be achieved.

  The Fund is primarily intended for shareholders who seek to invest for the longer term for the benefit of children. Consistent with that goal, the Fund intends to provide shareholders with ongoing reports and educational materials, some of which will be specifically written for children.

                                                          (Continued on Page 2)

                               ----------------

SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE FUND IS A NEWLY INCORPORATED OPEN-END MANAGEMENT INVESTMENT COMPANY AND THEREFORE HAS NO PRIOR HISTORY.

  This prospectus sets forth concisely the information a prospective investor should know about the Fund and the Equity Portfolio before investing. Please read it carefully before you invest and keep it for future reference. Additional information about the Fund, including a Statement of Additional Information, has been filed with the Securities and Exchange Commission. The Statement of Additional Information is available upon request and without charge by calling or writing the Fund at the telephone number or the address set forth above. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference in its entirety.

The date of this prospectus is September 21, 1995, as supplemented on November
            1, 1995, and as further supplemented on March 18, 1996.

  Shares of the Fund will be offered to investors only from November 15, 1995 through June 30, 1996. During this limited period the shares will be offered at their net asset value plus the applicable sales charge, if any. The Fund does not expect that its shares will be offered after June 30, 1996.

  The Fund seeks to achieve the investment objective of total return on capital by investing a portion of its investable assets in the First Global Equity Portfolio (the "Equity Portfolio"), a diversified open-end management investment company with the same investment objective. Both the Fund and the Equity Portfolio are managed by AIG Capital Management Corp. and investment advice is provided by affiliated companies. By investing in the Equity Portfolio, the Fund differs from those mutual funds that directly acquire and manage their own portfolio of securities. The Fund and the Equity Portfolio constitute a two-tier master-feeder structure. The two-tier structure permits the Equity Portfolio to offer its shares to other investors and thus is intended to reduce certain expenses that would otherwise be payable entirely by the Fund. The Fund will directly acquire and manage its portfolio of zero coupon securities. See "Special Information Concerning the Two-Tier Structure."

  The Fund is an open-end fund, which means that shareholders may elect to receive dividends and distributions in cash and may redeem some or all of their shares at any time. However, under the terms of the Manager's guarantee, shareholders who desire to be certain of receiving the full amount of their original investment from the Fund on or after November 15, 2005 must reinvest all dividends and distributions in additional shares and hold all their shares until November 15, 2005. The Fund is intended for long-term investors and is not appropriate for investors seeking current income or investors who do not intend to reinvest dividends and distributions. In addition, the Fund may not be appropriate for investors who expect to redeem all or a portion of their shares prior to November 15, 2005 because there can be no assurance of the amount that will be received upon early redemption. The net asset value of a share of the Fund can be expected to fluctuate substantially owing to changes in prevailing interest rates that will affect the current value of the Fund's holdings of zero coupon securities, as well as changes in the value of the Fund's other holdings. Although the two-tier structure permits the Equity Portfolio to offer its shares to other investors and thus is intended to reduce certain expenses that would otherwise be payable entirely by the Fund, the Fund itself does not expect to offer its shares after June 30, 1996 and will not benefit from an inflow of new capital investments. In addition, the Fund may experience redemptions and capital losses prior to November 15, 2005 and will pay dividends and distributions in cash to shareholders who so elect. Losses, redemptions and dividends and distributions paid in cash will reduce the Fund's assets. A substantial reduction of the Fund's assets could make the investment objective of total return unachievable, although management believes a reduction of such magnitude is unlikely. As a result, the Fund's ability to accomplish that investment objective for those shareholders who reinvest dividends and distributions could depend in part on the investment decisions of other shareholders. See "Risk Factors -- Zero Coupon Securities."

  The Fund is sold through financial intermediaries by individual account representatives who recommend and sell mutual funds, stocks, bonds and other securities. Account representatives provide a wide array of services to their clients. An important service is assisting clients in their financial planning and in choosing investment products that fit their risk and investment profiles. There can be no assurance that an account representative's recommendations will be suitable or that, if purchased, they will result in the anticipated financial benefits. Their responsibility to their clients is to offer advice based on their knowledge of the products they are recommending and understanding their clients' needs, for which they receive a fee or commission paid by their clients. If you do not fully understand the shares that are offered by this Prospectus, you may wish to consult your account representative.

THE FUND'S EXPENSES

  The following table lists the costs and expenses that an investor will pay as a shareholder of the Fund, based upon the sales charge that may be incurred at the time of purchase and upon the projected annual operating expenses of the Fund and the Equity Portfolio, as a percentage of average net assets of the Fund. THE DIRECTORS OF THE FUND BELIEVE THAT THE AGGREGATE PER SHARE EXPENSES OF THE FUND AND THE EQUITY PORTFOLIO WILL BE LESS THAN OR APPROXIMATELY EQUAL TO THE EXPENSES THAT THE FUND WOULD INCUR IF THE ASSETS OF THE FUND THAT ARE INVESTED IN THE EQUITY PORTFOLIO WERE INSTEAD INVESTED DIRECTLY BY THE FUND IN THE TYPE OF SECURITIES HELD BY THE EQUITY PORTFOLIO.

SHAREHOLDER TRANSACTION EX-
 PENSES(1)
  Maximum sales load imposed
   on purchases (as a percent-
   age of offering price)...........        4.75%
  Maximum sales load imposed
   on reinvested dividends
   (as a percentage of
   offering price)..................        None
  Deferred sales load
   (as a percentage of
   original purchase price or
   redemption proceeds, as
   applicable):
    Shares acquired under
     Large Purchase Privi-
     lege(2)........................        1.00%
    All other shares................        None
  Redemption fees (as a per-
   centage of amount re-
   deemed)..........................        None
  Exchange fee......................        None
ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average
 net assets)
  Management fees (assuming
   50% of the Fund's assets
   are invested directly in
   Treasury Securities and 50%
   in the Equity Portfolio):
    Treasury Securities 0.20% X 50% =       0.10%
    Equity Portfolio    1.20% X 50% =       0.60%
                                            ----
    Estimated total management
     fees...........................        0.70%(3)
  12b-1 fees (DURING OFFERING
   PERIOD ONLY).....................        0.50%
  Other expenses(4).................        1.30%
                                            ----
  Total Fund Operating Ex-
   penses:
    Before Manager's expense
     reimbursement..................        2.50%
                                            ====
    After Manager's expense
     reimbursement during fis-
     cal year ended June 30,
     1996...........................        2.00%
                                            ====

  "Other expenses" in the above table include, among other things, fees for transfer agent services, custodial fees, directors' and trustees' fees, legal fees and accounting fees, printing costs, registration fees, costs of preparing and distributing reports to shareholders as described under "Periodic and Other Reports and Services" and the fee for shareholder servicing described under "Shareholder Servicing Agreement," and is based on estimated amounts for the current fiscal year, assuming that the average assets of the Fund during such year are $80,000,000. The Manager has agreed to reimburse the Fund's expenses (or to waive its management fee) to the extent Total Fund Operating Expenses during the fiscal year ended June 30, 1996 exceed 2.00% of average daily net assets, subject to reimbursement by the Fund in subsequent years under certain circumstances. See "Investment Advisory Services -- The Manager." RULE 12B-1 FEES WILL BE PAYABLE ONLY DURING THE OFFERING PERIOD. ACCORDINGLY, AFTER THE OFFERING PERIOD, TOTAL FUND OPERATING EXPENSES ARE ESTIMATED TO BE 2.00%.
--------

(1) Investment dealers and other firms may independently charge additional fees for shareholder transactions or for advisory services; please see their materials for details. Reduced sales charges apply to purchases of $100,000 or more. See "Purchase of Shares."
(2) The redemption within one year of shares purchased at net asset value under the Large Purchase Privilege (available for purchases in amounts of $1 million or more) may be subject to a 1% contingent deferred sales charge. See "Purchase of Shares."
(3) The management fee will be 0.70% if 50% of the Fund's assets are invested directly in Treasury Securities and 50% in the Equity Portfolio. However, this allocation will fluctuate with changes in market conditions. See "Investment Objectives and Management Policies -- Proposed Operations of the Fund." The Manager estimates that, under normal market conditions, the portion of the Fund's assets involved in Treasury Securities will not be less than 40% or more than 65% during the Offering Period. Thus the total management fee is estimated to vary between 0.55% and 0.80%. However, in extreme market conditions, the percentage of Treasury Securities could be less than 40% or more than 65%, with the result that the total management fee would fall outside the indicated range.
(4) Comprises expenses payable directly by the Fund plus the Fund's pro rata share of expenses incurred by the Equity Portfolio.

  The following example is intended to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly.

EXAMPLE

                                                                1 YEAR 3 YEARS
                                                                ------ -------
You would pay the following expenses on a $1,000 investment
 assuming
 (1) 5% annual return and (2) redemption at the end of each
 time period:..................................................  $67    $107

  The example is intended to assist you in comparing expenses of the Fund with those of other funds over varying investment periods. All funds are required to present this information based on an assumed return of 5%. This makes the comparison of various funds simpler. However, the Fund's actual return will vary and may be greater or less than 5%. Also, if you redeem your shares before November 15, 2005, your proceeds may be less than the amount you originally invested. This example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

IN GENERAL

  The Fund has two investment objectives. The first is to provide a guaranteed return at any time on or after November 15, 2005 (the "Maturity Date") of the full amount originally invested (including any sales charge paid) by each shareholder who has reinvested all dividends and distributions, which the Fund pursues through investment of a portion of its assets in U.S. Government zero coupon securities, with additional assurance provided by the guarantee (the "Manager's Guarantee") of the Manager, backed by its parent AIG. The second objective is to achieve total return on capital through both capital gains (realized and unrealized) and income, by investing the balance of its assets in a globally diversified portfolio of equity securities. The investment objectives of the Fund are fundamental and cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund, as defined under the Investment Company Act of 1940, as amended (the "1940 Act").

  The Fund's investment strategy with respect to zero coupon securities, together with the Manager's Guarantee, ensures that shareholders who reinvest all dividends and distributions will receive the full amount of their original investment when they redeem their shares on or after the Maturity Date. In addition, the Manager believes that the Equity Portfolio's investment strategies should be sufficient to accomplish the Fund's investment objective of total return, but there can be no assurance that this objective will be achieved. The Fund is structured as an open-end investment company and shareholders may redeem their shares at any time and may elect to receive dividends and distributions in cash. However, pursuant to the terms of the Manager's Guarantee, shareholders who wish to be certain of receiving the full amount of their original investment must reinvest all dividends and distributions in additional shares and hold all their shares until the Maturity Date. There can be no assurance that shareholders who elect to receive distributions in cash will receive the full amount of their original investment on or after the Maturity Date. In addition, while the amount sought to be returned on or after the Maturity Date to shareholders may equal or exceed the amount originally invested, the present value of that amount may be substantially less.

  Shareholders also should be aware that a substantial portion of the amount returned on or after the Maturity Date represents accretion of interest on the Fund's zero coupon securities. The annual accretion will be taxable to shareholders as ordinary income each year over the term of the Fund, even for shareholders who reinvest all dividends and distributions.

  When the zero coupon securities in the Fund's portfolio mature on or about the Maturity Date, the Fund will reinvest the principal amount in short-term, highly liquid obligations of the U.S. Government. The value of these securities is not expected to fluctuate significantly, so shareholders who redeem their shares at any time on or after the Maturity Date should expect to receive the amount of their initial investment (from the liquidation of the Fund's Treasury Securities) plus the value (if any) of their proportionate share of the Fund's interest in the Equity Portfolio. After the Maturity Date, the Board of Directors may, in its sole discretion and without shareholder approval, cause the Fund to redeem all of its outstanding shares at their net asset value and distribute the proceeds to shareholders if the Board determines that continuing the existence of the Fund is not in the best interests of the Fund. Pursuant to the terms of the Manager's Guarantee, shareholders who have reinvested all dividends and distributions will be certain to receive the full amount of their original investment in the event of such redemption.

ZERO COUPON SECURITIES

  A zero coupon security is a debt obligation that entitles the holder to a specified sum at maturity but does not provide for any periodic payments of interest prior thereto. Such a security is therefore issued and traded at a discount from its amount due at maturity (the "face value"). Zero coupon securities may be created by separating the interest and principal components of securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities or issued by private corporate issuers. The Fund, however, will invest in zero coupon securities only if they are direct obligations of the United States Treasury ("Treasury Securities"). The discount from face value at which zero coupon securities are purchased varies depending on the time remaining to maturity, prevailing interest rates and the liquidity of the security. Because the discount from face value is known at the time of investment, investors holding zero coupon Treasury Securities until maturity know the total amount of their investment return at the time of investment. (The investment community generally assumes that the U.S. Treasury will not default on payments of interest or principal.)

  In contrast to zero coupon securities, a portion of the total realized return from conventional interest-paying obligations comes from the reinvestment of periodic interest. Because the rate to be earned on these reinvestments may be higher or lower than the rate quoted on the interest-paying obligations at the time of the original purchase, the investor's return on reinvestments is uncertain even if the securities are held to maturity. This uncertainty is commonly referred to as reinvestment risk. With zero coupon securities, however, there are no cash distributions to reinvest, so investors bear no reinvestment risk if they hold the zero coupon securities to maturity; holders of zero coupon securities, however, forego the possibility of reinvesting at a higher yield than the rate paid on the originally issued security. For a discussion of risks associated with the sale of zero coupon securities prior to maturity, see "Risk Factors -- Zero Coupon Securities."

FIRST GLOBAL EQUITY PORTFOLIO

  The Fund seeks to achieve its investment objective of total return on capital by investing the portion of its assets not invested in zero coupon Treasury Securities in the Equity Portfolio, which is managed by the same Manager as the Fund. The investment objective of the Equity Portfolio is to achieve total return on capital through both capital growth (realized and unrealized) and income. This objective is identical to the objective of the Fund with respect to those assets invested in the Equity Portfolio. The Equity Portfolio seeks to achieve its objective by making global investments in securities of issuers from around the world. This investment objective is a fundamental policy and cannot be changed without approval of the owners of beneficial interests in the Equity Portfolio (which include the Fund and other investors in the Equity Portfolio). There can be no assurance that the Equity Portfolio will achieve its investment objective of total return on capital.

  Under normal conditions at least 80% of the Equity Portfolio's assets will be invested in securities of issuers organized in one or more of the following countries: the United States, the United Kingdom, Canada, Australia,

Japan, France, Germany, Italy, the Netherlands, Spain, Sweden, Switzerland, Hong Kong, Singapore and Malaysia. The Manager has selected the securities markets of these 15 countries because they are among the largest in the world. The Equity Portfolio may, however, invest in securities of issuers incorporated or organized in any country. Under normal conditions, the assets of the Equity Portfolio will be invested in securities of issuers organized in at least three countries; no more than 30% of the Equity Portfolio's assets may be invested in securities of issuers organized in any one country, except that for temporary defensive purposes, substantially all of such assets may be invested in securities of issuers organized in the United States. Securities may be included in the Equity Portfolio without regard to minimum capitalization of their issuers. For a discussion of the risks associated with investment in securities of foreign issuers, see "Risk Factors -- Foreign Investment."

  In allocating investments among geographic regions and individual countries, the Manager will normally consider such factors as the relative economic growth potential of the various economies and securities markets; expected levels of inflation; financial, social and political conditions influencing the investment opportunities; and the outlook for currency relationships.

  The Equity Portfolio may invest in all types of securities (subject to the limitations discussed below and in the Statement of Additional Information), many of which will be denominated in currencies other than the U.S. dollar. The Equity Portfolio will normally invest its assets in equity securities, including common stock, securities convertible into common stock, depositary receipts for these securities, and warrants. (A brief description of these securities is provided in the next paragraph.) The Equity Portfolio will not ordinarily invest in nonconvertible debt securities. The Equity Portfolio, may, however, invest up to 25% of its assets in preferred stock. Dividends may also be considered in selecting securities when the Manager believes that such income will favorably influence the market value of a security in light of the Equity Portfolio's objective of total return. Equity securities in which the Equity Portfolio will invest may be listed on a U.S. or foreign stock exchange or traded in U.S. or foreign over-the-counter markets, although the Equity Portfolio may also invest in securities for which there is no active trading market (subject to the limitations discussed below and in the Statement of Additional Information).

  Common Stock is capital stock of a corporation which denotes ownership and provides the means to control the corporation, but which is inferior to other classes of securities with respect to payment of dividends and distribution of assets upon dissolution of the corporation. Preferred Stock is capital stock usually entitled by a corporation's charter to priority over common stock in payment of dividends and in the distribution of assets upon dissolution of the corporation. A Convertible Security is any security capable of being converted, at the election of the holder, into another security of the same issuer (for example, a bond that is convertible into a specified number of shares of common stock). A Warrant is a security issued by a corporation that gives the warrant holder the right to purchase capital stock or another security of the corporation at a stated price.

  The Equity Portfolio may invest in securities represented by Depositary Receipts, including European Depositary Receipts ("EDRs"), American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). ADRs are receipts generally issued by a domestic bank or trust company that represent the deposit of a security of a foreign issuer. EDRs are typically issued by foreign banks or trust companies and traded in Europe. GDRs may be issued by a domestic or foreign bank or trust company and may be traded in several markets. For purposes of the Equity Portfolio's investment policies, an investment in Depositary Receipts will be deemed to be an investment in the underlying security.

  The Fund may make certain negotiated investments with AIG and/or its affiliates, subject to obtaining any necessary regulatory approvals.

  As a matter of fundamental policy, the Equity Portfolio will not engage in transactions intended to hedge foreign exchange risk. See "Risk Factors --
 Foreign Currencies." The Equity Portfolio is also subject to an operating policy which prohibits it from borrowing any amount more than 5% of its total assets. This effectively limits the ability of the Equity Portfolio to "leverage" its assets by borrowing money and investing in additional securities. Additional information about the Equity Portfolio has been included in the Equity Portfolio's registration statement filed with the Securities and Exchange Commission, a copy of which is available upon request and without charge by calling or writing the Fund at the telephone number and address set forth on the cover page of this Prospectus.

PROPOSED OPERATIONS OF THE FUND

  As noted above, the Fund will invest directly in zero coupon Treasury Securities and, through its investment in the Equity Portfolio, in a globally diversified portfolio of equity securities in pursuing its objectives. Shares of the Fund will be offered to investors only from November 15, 1995 through June 30, 1996 (the "Offering Period"). During the Offering Period the shares will be offered at their net asset value plus the applicable sales charge, if any. The Fund does not expect that its shares will be offered after June 30, 1996. See "Purchase of Shares." The zero coupon Treasury securities that the Fund acquires with the proceeds of the sale of its shares during the Offering Period will be selected so as to mature at a specific face value on or about the Maturity Date. The Manager will continually review and adjust where necessary the proportion of the Fund's assets that are invested in zero coupon securities so that the value of the zero coupon securities on the Maturity Date (i.e., the aggregate face value of the zero coupon securities held by the Fund) will be at least sufficient to enable investors who reinvest all dividends and hold their entire investment in the Fund until the Maturity Date to receive on or after the Maturity Date the full amount of their original investment, including any sales charge (the "Repayment Objective"). After the Offering Period, the Fund anticipates adjustments in its portfolio of zero coupon securities solely to meet requests for redemption and, if required, to make payments of dividends and distributions. Thus, the minimum face value of the zero coupon securities per Fund share necessary to provide for the Fund's Repayment Objective will be continually determined and maintained.

  The portion of the Fund's assets that will be allocated to the purchase of zero coupon securities will fluctuate during the Offering Period. This is because the market value of the zero coupon securities and the shares of the Equity Portfolio, and therefore the offering price of the Fund's shares, will fluctuate with changes in interest rates and other market value fluctuations. If the offering price of the Fund's shares increases during the Offering Period, the minimum par value of zero coupon securities per Fund share necessary to provide for the Fund's Repayment Objective will increase. The Fund may hold zero coupon securities in an amount in excess of the amount necessary to provide for the Fund's Repayment Objective in the discretion of the Fund's investment manager. During the first year of operations, under normal market conditions, the proportion of the Fund's portfolio invested in zero coupon securities may be expected to range from 40% to 65%; but a greater or lesser percentage is possible.

  During the Offering Period, as the percentage of zero coupon securities in the Fund's portfolio increases, the portion of the Fund's assets invested in the Equity Portfolio will necessarily decrease. This will result in less potential for total return from the Equity Portfolio. In order to help ensure shareholders at least a minimum level of initial investment in the global equity markets, the Fund will cease offering its shares if their continued offering would cause more than 65% of its assets to be allocated to zero coupon securities. After the Offering Period is over, it is not anticipated that any additional assets will be allocated to the purchase of zero coupon securities. However, since the market values of the zero coupon securities and the net asset value of interests in the Equity Portfolio are often affected in different ways by changes in interest rates and other market conditions and will often fluctuate independently, the percentage of the Fund's net asset value represented by zero coupon securities will continue to fluctuate after the end of the Offering Period. Zero coupon securities may be liquidated before the Maturity Date to meet redemptions and pay cash dividends, provided that the minimum amount of zero coupon securities necessary to provide for the Fund's Repayment Objective is maintained.

  When the zero coupon securities in the Fund's portfolio mature on or about the Maturity Date, the Fund will reinvest the principal amount in short-term, highly liquid Treasury Securities. The value of these securities is not expected to fluctuate significantly, with the result that the full principal amount of Treasury Securities held by the Fund on the Maturity Date should continue to be available to redeeming shareholders after the Maturity Date.

  After the Maturity Date, the Board of Directors of AIG All Ages Funds, Inc. (the "Board") may, in its sole discretion and without shareholder approval, cause the Fund to redeem all of its outstanding shares at their net asset value and distribute the proceeds to shareholders if the Board determines that continuing the existence of the Fund is not in the best interests of the Fund. In such event, the Fund's Treasury Securities will be liquidated and the Fund's interest in the Equity Portfolio shall be sold or otherwise reduced to cash, the liabilities of the Fund will be discharged or otherwise provided for, the Fund's outstanding shares will be mandatorily redeemed at the net asset value per share determined on the date of redemption and, within three business days thereafter, the Fund's net assets will be distributed to shareholders and the Fund shall be thereafter terminated. Termination of the Fund may require disposition of the Fund's interest in the Equity Portfolio at a time when it is otherwise disadvantageous to do so and may involve selling such interest at a substantial loss. The estimated expenses of liquidation and termination of the Fund are not expected to affect materially the net asset value of the Fund, and, because of the Manager's Guarantee, shareholders who reinvest all dividends and distributions will be certain to receive the full amount of their original investment in the event of such a liquidation. In the event of termination of the Fund as noted above, the redemption of shares effected in connection with such termination would for current federal income tax purposes constitute a sale upon which gain or loss will be realized depending upon whether the net asset value of the shares being redeemed is more or less than the shareholder's adjusted cost basis.

  Subject to shareholder approval, other alternatives may be pursued by the Fund after the Maturity Date. For instance, the Board may consider the possibility of a tax-free reorganization between the Fund and another registered open-end management investment company or any other series of AIG All Ages Funds, Inc. The Board has not made any determinations about the continued operation of the Fund after the Maturity Date.

  The Fund is structured as an open-end investment company and shareholders may redeem their shares at any time and may elect to receive dividends and distributions in cash. However, pursuant to the terms of the Manager's Guarantee, shareholders who wish to be certain of receiving the full amount of their original investment must reinvest all dividends and distributions in additional shares and hold all their shares until the Maturity Date. Shareholders who elect to receive dividends in cash are in effect withdrawing a portion of the accreted income on the zero coupon securities that are held to protect their original principal investment at the Maturity Date. These shareholders will receive the same net asset value per share for any Fund shares redeemed at the Maturity Date as shareholders who reinvest dividends, but they will have fewer shares to redeem than shareholders similarly situated who had reinvested all dividends. Thus there can be no assurance that such shareholders will receive the full amount of their original investment on or after the Maturity Date.

  Shareholders who redeem some or all of their shares before the Maturity Date will not be certain to receive the full amount of their original investment (including any sales charge paid) on or after the Maturity Date. Under the terms of the Manager's Guarantee, the amount a shareholder is certain to receive will be reduced in proportion to the number of shares redeemed divided by the number of shares originally purchased during the Offering Period. Thus, investors are encouraged to reinvest dividends and to evaluate their need to receive some or all of their investments prior to the Maturity Date before making an investment in the Fund.

THE MANAGER'S GUARANTEE

  In order to ensure the return of the full amount of a shareholder's original investment (including any sales charge paid) on or after the Maturity Date, AIG All Ages Funds, Inc. and the Manager have entered into a Guarantee Agreement with respect to the Fund, dated September 15, 1995 (the "Manager's Guarantee"). The Manager's obligations under the Manager's Guarantee are backed by its parent, AIG, pursuant to a Support Agreement, dated September 15, 1995. AIG is a holding company which through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related activities in the United States and abroad. Other significant activities of AIG are financial services and agency and service fee operations. See "American International Group, Inc." The Manager is an indirect wholly owned subsidiary of AIG. Under the Support Agreement, AIG has agreed that, if the Manager is unable to make full payment of any amount required under the Manager's Guarantee, AIG will make a capital contribution or a loan to the Manager to the extent of the Manager's inability to pay. The Support Agreement provides that the full amount of such capital contribution or loan will be paid directly to the Fund.

  The Manager's Guarantee operates such that an investor who has reinvested all dividends and distributions (an "Eligible Investor") will be able to demand the return of the full amount of his or her original investment in the Fund (including any front-end sales charges paid) on or after the Maturity Date. An Eligible Investor who has redeemed some shares prior to the Maturity Date is still an Eligible Investor with respect to the shares not redeemed. In determining the amount to be paid by the Manager to the Fund in the event that the Manager's Guarantee is triggered, a "Reinvestment Ratio" is employed. The Reinvestment Ratio is the number of shares that would be owned on a particular date by the person who acquired one share during the Offering Period and continuously reinvested all dividends and distributions. Due to reinvestment of dividends and distributions, that person would own more than one share at the Maturity Date. Dividends and distributions paid by the Fund during the Offering Period will be taken into account in determining the Reinvestment Ratio such that an Eligible Investor who purchased shares after the date of such dividend or distribution will still be ensured of the full benefits of the Manager's Guarantee. Shares acquired therefrom will not, however, be considered shares acquired during the Offering Period for purposes of determining the amount of an Eligible Investor's original investment. The Manager's Guarantee is triggered when an Eligible Investor tenders shares for redemption and the then current net asset value per share multiplied times the Reinvestment Ratio is less than the highest net asset value per share of the Fund attained during the Offering Period plus the maximum front-end sales charge of 4.75%.

  Any payment made by the Manager pursuant to the Manager's Guarantee will be to the Fund and will cause the net asset value of all outstanding shares to increase by the same amount. Thus, all shareholders may benefit to some extent from any payment under the Manager's Guarantee. However, a shareholder who has not reinvested all dividends and distributions will own fewer shares on or after the Maturity Date than a shareholder who invested the same amount during the Offering Period but has reinvested continuously. Moreover, such shareholder will not be entitled to make a demand for payment under the Manager's Guarantee. The benefits of the Manager's Guarantee will not be available with respect to shares redeemed prior to the Maturity Date, nor will they be available after the Maturity Date if no shareholder of the Fund has reinvested all of his or her dividends and distributions or no Eligible Investor has yet tendered shares for redemption. The availability of the Manager's Guarantee will not be affected by the termination or amendment of the Fund's Management Agreement with the Manager.

  In the event of the liquidation or reorganization of the Fund after the Maturity Date, all Eligible Investors will be deemed to have tendered their shares for redemption, and, if the Manager's Guarantee is triggered by such redemption, then the Manager will make any required payment. Any such payment will take into account any known liabilities in connection with the liquidation or reorganization, and, therefore, Eligible Investors will in such event be assured to receive from the Fund at least their original investment (including any front-end sales charges paid).

OTHER INVESTMENT POLICIES

  Except where specifically noted below, the following investment policies of the Fund and the Equity Portfolio are not fundamental and the Board, or the Trustees of the Equity Portfolio, as relevant, may change such policies without the vote of a majority of outstanding voting securities of the Fund or the Equity Portfolio, as relevant. A more detailed description of the Fund's and the Equity Portfolio's investment policies, including a list of those restrictions of the Fund's and the Equity Portfolio's investment activities which cannot be changed without such a vote, appears in the Statement of Additional Information. Under the 1940 Act, a "vote of a majority of the outstanding securities" of either the Fund or the Equity Portfolio means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or beneficial interests in the Equity Portfolio, as relevant, or
(2) 67% or more of the shares of the Fund or beneficial interests in the Equity Portfolio present at a meeting of holders, if more than 50% of the outstanding shares of the Fund or the beneficial interests in the Equity Portfolio are represented at the meeting in person or by proxy.

  Borrowing. The Equity Portfolio and the Fund may from time to time borrow money from banks for extraordinary or emergency purposes, but may not invest borrowed funds in additional securities. Such borrowing will not exceed 5% of the total assets of the Equity Portfolio or the Fund, as applicable, and will be made at prevailing interest rates. This policy is fundamental and may not be changed without the vote of a majority of the outstanding voting securities of the Fund or the Equity Portfolio, as relevant.

  Repurchase Agreements. The Equity Portfolio may enter into repurchase agreements with commercial banks or broker/dealers under which the Equity Portfolio acquires a U.S. Government security subject to resale at a mutually agreed upon price and time. The resale price reflects an agreed upon interest rate effective for the period the Equity Portfolio holds the instrument that is unrelated to the interest rate on the instrument.

  The Equity Portfolio's repurchase agreements will at all times be fully collateralized by U.S. Government securities, and the Equity Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian. Repurchase agreements could involve certain risks in the event of bankruptcy or other default of the seller, including possible delays and expenses in liquidating the underlying security, decline in the value of the underlying security and loss of interest.

  The Fund may not enter into repurchase agreements in respect of Treasury Securities allocated to the Repayment Objective. In all other respects, the Fund is subject to the same restrictions on repurchase agreements as the Equity Portfolio. The Fund's and the Equity Portfolio's policies concerning repurchase agreements are fundamental and may not be changed without the vote of a majority of outstanding voting securities of the Fund or the Equity Portfolio, as relevant.

  Illiquid Securities. The Equity Portfolio may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 (the "1933 Act")) and other securities that are not readily marketable, such as repurchase agreements of more than one week's duration. The Equity Portfolio may purchase restricted securities that may be offered and sold only to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Equity Portfolio's Trustees may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Equity Portfolio's Trustees make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Equity Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

  The Fund may not invest in illiquid securities (except that it may invest in beneficial interests in the Equity Portfolio).

  Short Sales. The Equity Portfolio may sell securities short only "against-the-box." A short sale "against-the-box" is a short sale in which the Equity Portfolio owns an equal amount of the securities sold short or securities convertible into or exchangeable without payment or further consideration for securities of the same issue as, and equal in amounts to, the securities sold short.

  The Fund may not make short sales of securities. The Fund's and the Equity Portfolio's policies on short sales are fundamental.

  Temporary Investments. When the Manager believes that the market conditions warrant a temporary defensive position, the Equity Portfolio may invest up to 100% of its assets in short-term instruments such as commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements for such securities and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. Investments in domestic bank certificates of deposit and bankers' acceptances will be limited to banks that have total assets in excess of $500 million and are subject to regulatory supervision by the U.S. Government or state governments. The Equity Portfolio's investments in commercial paper of U.S. issuers will be limited to (a) obligations rated Prime-1 by Moody's or A-1 by Standard & Poor's or (b) unrated obligations issued by companies having an outstanding unsecured debt issue currently rated A or better by Standard & Poor's. A description of various commercial paper ratings and debt securities appears in Appendix A to the Statement of Additional Information. The Equity Portfolio's investments in foreign short-term instruments will be limited to those that, in the opinion of the Manager, equate generally to the standards established for U.S. short-term instruments.

RISK FACTORS

  Zero Coupon Securities. Zero coupon securities of the type held by the Fund can be sold prior to their due date in the secondary market at their then prevailing market value which, depending on prevailing levels of interest rates, the time remaining to maturity and liquidity (i.e., relative levels of supply and demand for the particular zero coupon security), may be more or less than the securities' "accreted value"; that is, their value based solely on the amount due at maturity and accretion of interest from the date of purchase. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and, accordingly, are likely to respond to a greater degree to changes in interest rates than do non-zero coupon securities having similar maturities and yields. The current net asset value of the Fund attributable to zero coupon securities and other debt instruments generally will increase as prevailing interest rates decrease, and they will decrease as such rates increase. For example, during the Offering Period, an increase in prevailing interest rates of 1/2 of 1 percent could be expected to cause the market value of the Fund's zero coupon securities to decrease by more than 4 percent, and a 1/2 of 1 percent decrease in such rates could be expected to cause the market value of such securities to increase by more than 4 percent. Such fluctuations may be larger or smaller depending on, among other things, the level of current rates and the time remaining to maturity. As a result, the net asset value of shares of the Fund may fluctuate over a greater range than shares of other mutual funds that invest in Treasury Securities having similar maturities and yields but that make current distributions of interest.

  As an open-end investment company, the Fund is required to redeem its shares upon the request of any shareholder at the net asset value next determined after receipt of the request. However, because of the price volatility of zero coupon securities prior to maturity, if it is assumed that the value of the Fund's assets invested in the Equity Portfolio remains constant, a shareholder who redeems shares prior to the Maturity Date may realize an amount that is greater than or less than the purchase price of those shares, including any sales charge paid. Even if the market value of the zero coupon securities does not fluctuate substantially, any increase in their value may be more than offset by declines in the value of the Equity Portfolio, so that a shareholder redeeming shares prior to the Maturity Date could receive less than the amount originally invested. Although the Manager's Guarantee will terminate in respect of shares redeemed prior to the Maturity Date, and such shares would no longer be subject to the Repayment Objective, the Manager's Guarantee will still have effect, and the Repayment Objective will still apply, to the portion of the amount originally invested but not redeemed, provided dividends and distributions with respect to those shares are reinvested. Thus, on or after the Maturity Date, the holder of those remaining shares would receive, upon redeeming them (together with shares acquired through reinvestment of dividends and distributions thereon), an amount that equals or exceeds the purchase price of the shares initially purchased. The Manager's Guarantee provides further assurance that such amount will be received upon redemption. Nonetheless, the amount received on the Maturity Date in respect of such shares, when combined with the amount received in respect of shares redeemed prior to the Maturity Date, may be more or less than the aggregate purchase price of all shares purchased in the offering.

  Each year the Fund will be required to accrue an increasing amount of income on its zero coupon securities utilizing a constant interest rate method which takes into account the compounding of accrued interest. To maintain its tax status as a regulated investment company and also to avoid imposition of excise taxes, however, the Fund will be required to distribute dividends equal to substantially all of its net investment income, including the accrued income on its zero coupon securities for which it receives no payments in cash prior to their maturity. Dividends of the Fund's net investment income and distributions of its short-term capital gains will be taxable to shareholders as ordinary income for Federal income tax purposes, whether received in cash or reinvested in additional shares. See "Taxes." However, a shareholder who elects to receive dividends and distributions in cash, instead of reinvesting these amounts in additional shares of the Fund, may realize an amount on or after the Maturity Date that is less than the entire amount originally invested. ACCORDINGLY, THE FUND MAY NOT BE APPROPRIATE FOR INVESTORS WHO WOULD REQUIRE CASH DISTRIBUTIONS FROM THE FUND IN ORDER TO MEET THEIR CURRENT TAX OBLIGATIONS RESULTING FROM THEIR INVESTMENT.

  Two-Tier Structure. The two-tier master-feeder structure pursuant to which the Fund invests in the Equity Portfolio involves certain risks to investors in the Fund that would not arise in a conventional single-tier fund. See "Special Information Concerning the Two-Tier Structure."

  Liquidity. In order to generate sufficient cash to meet distribution requirements and other operational needs and to redeem its shares on request, the Fund may be required to limit reinvestment of capital on the disposition of its interest in the Equity Portfolio and may be required to liquidate some or all of its interest in the Equity Portfolio over time. The Fund may be required to effect these liquidations at a time when it is otherwise disadvantageous to do so. If the Fund realizes capital losses on dispositions of interests in the Equity Portfolio that are not offset by capital gains on the disposition of other interests in the Equity Portfolio, the Fund may be required to liquidate a disproportionate amount of its zero coupon securities or borrow money, in an amount not exceeding 5% of the Fund's total assets, to satisfy the distribution and redemption requirements described above. The liquidation of zero coupon securities and the expenses associated with borrowing money in these circumstances could render the Fund unable to meet its Repayment Objective. Under the terms of the Manager's Guarantee, however, shareholders who reinvest all dividends and other distributions will be certain of receiving the full amount of their original investment.

  Foreign Investment. Investments in securities of foreign issuers may involve risks that are not associated with domestic investments, and the Equity Portfolio's foreign investments may present more risk than a portfolio of domestic securities. Foreign issuers may lack uniform accounting, auditing and financial reporting standards, practices and requirements, and there is generally less publicly available information about foreign issuers than there is about U.S. issuers. Governmental regulation and supervision of foreign stock exchanges, brokers and listed companies may be less pervasive than is customary in the United States. Securities of some foreign issuers are less liquid, and their prices are more volatile, than securities of comparable domestic issuers. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties which could result in temporary periods when assets of the Equity Portfolio are uninvested and no return is earned thereon and may involve a risk of loss to the Equity Portfolio. Foreign securities markets may have substantially less volume than U.S. markets and far fewer traded issues. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States and transaction costs with respect to smaller capitalization companies may be higher than those of larger capitalization companies. Income from foreign securities may be reduced by tax withheld at source or other foreign taxes. In some countries, there may also be the possibility of expropriation or confiscatory taxation (in which the Equity Portfolio could lose its entire investment in a certain market), limitations on the removal of moneys or other assets of the Equity Portfolio, political or social instability or revolution, or diplomatic developments that could affect investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the U.S.

  Some of the risks described in the preceding paragraph may be more severe for investments in emerging or developing countries. By comparison with the United States and other developed countries, emerging or developing countries may have relatively unstable governments. Companies in emerging markets may generally be smaller, less experienced and more recently organized than many domestic companies. Prices of securities traded in the securities markets of emerging or developing countries tend to be volatile. Furthermore, foreign investors are subject to many restrictions in emerging or developing countries. These restrictions may require, among other things, governmental approval prior to making investments or repatriating income or capital, or may impose limits on the amount or type of securities held by foreigners or on the companies in which the foreigners may invest.

  The economies of individual emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payment position and may be based on a substantially less diversified industrial base. Further, the economies of developing countries generally are heavily dependent on international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

  Depositary Receipts. The Equity Portfolio may invest in ADRs, EDRs and GDRs. ADRs may be publicly traded on exchanges or over-the-counter in the United States and are quoted and settled in dollars at a price that generally reflects the dollar equivalent of the home country share price. EDRs are typically issued by foreign banks or trust companies and traded in Europe. GDRs may be issued by a domestic or foreign bank or trust company and may be traded in several markets. Depositary Receipts may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities traded in the form of a Depositary Receipt. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although the regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities.

  Foreign Currencies. As a matter of fundamental policy, neither the Fund nor the Equity Portfolio will engage in transactions intended to hedge foreign exchange risk. The Equity Portfolio may, however, enter into forward foreign currency contracts to provide for its obligations at the time of settlement of securities transactions. Investments in foreign securities will usually be denominated in foreign currency, and the Equity Portfolio may temporarily hold funds in foreign currencies. The value of the Equity Portfolio's investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. The Equity Portfolio may incur costs in connection with conversions between various currencies. The Equity Portfolio's net asset value will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed by the Equity Portfolio to owners of beneficial interests. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flow and numerous other factors, including, in some countries, local government intervention).

PERIODIC AND OTHER REPORTS AND SERVICES

  The Fund will provide to shareholders semi-annual and annual reports as required by the 1940 Act. In connection with those reports, consistent with the Fund's intention to make sales of Fund shares primarily to investors who seek to invest for the longer term benefit of children, the Fund expects to provide supplemental information appropriate in content and form to the educational and informational needs of parents and children in understanding money, investments, and financial products and services. The Fund also intends on an occasional basis to provide special reports to shareholders on these topics, or to make them aware of services and other materials that are consistent with them. The Fund's intention to provide these supplemental materials and special reports differs from the practices of most investment companies and their sponsors and will involve costs and expenses to the Fund not ordinarily incurred by investment companies. Such costs may include, in addition to printing and mailing, the expenses or fees of consultants and for the development of the specialized materials appropriate to their educational purpose. The Board has carefully considered the Fund's proposed activities and believes that they are in the best interests of shareholders. In addition, the Board will carefully monitor the expenses involved in preparing and distributing these materials.

SPECIAL INFORMATION CONCERNING THE TWO-TIER STRUCTURE

  The Fund is an open-end management investment company which seeks to achieve its investment objectives by investing a portion of its investable assets in the Equity Portfolio, a separate registered investment company that is taxable as a partnership for Federal tax purposes, and investing the remainder of its assets directly in zero coupon Treasury Securities. Both the Fund and the Equity Portfolio are managed by AIG Capital Management Corp. By investing in the Equity Portfolio, the Fund differs from mutual funds that directly acquire and manage their entire portfolio of securities. The Fund has adopted this two-tier structure because the Equity Portfolio, by offering interests to other investors in addition to the Fund, may be able to allocate certain expenses over a larger asset base than the Fund would be able to if it were to invest all its assets directly. For this reason the Board believes that the aggregate per share expenses of the Fund (including its proportionate share of the expenses of the Equity Portfolio) will be less than or approximately equal to the expenses that the Fund would incur if the assets of the Fund that are invested in the Equity Portfolio were instead invested directly by the Fund in the type of securities held by the Equity Portfolio. See "Investment Objectives and Management Policies -- First Global Equity Portfolio" and " --
 Other Investment Policies."

  The investment objectives of the Fund may be changed only with the approval of the holders of the outstanding shares of the Fund. The investment objective of the Equity Portfolio may be changed only with the approval of the holders of the outstanding beneficial interests of the Equity Portfolio. Beneficial interests in the Equity Portfolio are held by the Fund and may be held by other investors, including other open-end investment companies. The Fund has agreed that, if any matter is put to a vote of the holders of the Equity Portfolio's beneficial interests, the Fund will vote its interest in the Equity Portfolio in accordance with instructions received from the holders of the Fund's shares. Shareholders of the Fund will be provided with at least 30 days' written notice of any proposed changes to the investment objectives of the Fund or the Equity Portfolio.

  The members of the Board of Directors of AIG All Ages Funds, Inc. (the "Company") are the same as the Trustees of the Equity Portfolio. Both the Board and the Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest that may arise as a result. For information about the Board and the Trustees, see the Statement of Additional Information.

  In addition to selling a beneficial interest to the Fund, the Equity Portfolio may sell beneficial interests to other mutual funds or institutional investors. Beneficial interests may be offered and sold only in transactions exempt from the registration requirements of the 1933 Act. The Equity Portfolio's Declaration of Trust prohibits it from selling beneficial interests to individuals, S corporations (as defined in the Internal Revenue Code (S) 1361 et seq.), partnerships and grantor trusts. All investors will invest in the Equity Portfolio on the same terms and conditions and will bear a proportionate share of the Equity Portfolio's expenses. However, the other mutual funds that may in the future invest in the Equity Portfolio may sell their own shares with sales charges and expenses different from those of the Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Equity Portfolio. Such differences in return are not uncommon and are present in other mutual fund structures. As of the date of this Prospectus, there are no other mutual funds that invest in the Equity Portfolio. In the future, information concerning other funds sold by your broker that invest in the Equity Portfolio may be obtained from your broker, or by calling the Distributor at (800) 862-3984.

  The Fund is a series of AIG All Ages Funds, Inc. The Company may withdraw the investment of the Fund from the Equity Portfolio at any time if the Board determines that it is in the best interest of the Fund to do so and the shareholders of the Fund approve such action. Upon any such withdrawal, the Board would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity with investment objectives and restrictions consistent with the Fund's objectives and restrictions or the retaining of a new investment adviser to manage the Fund's assets in accordance with the investment policies described below.

  Certain changes in the Equity Portfolio's investment objectives, policies or restrictions, or a failure by the Fund's shareholders to approve a change in the Equity Portfolio's investment objectives or restrictions, may require withdrawal of the Fund's interest in the Equity Portfolio. Any such withdrawal could result in a distribution of the Equity Portfolio's securities to the Fund in kind (as opposed to a cash distribution). In this case, the securities received by the Fund may or may not be readily marketable. The distribution in kind may result in the Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity and the Fund could incur brokerage, tax or other charges in converting the securities to cash. Notwithstanding the above, there are other means for meeting shareholder redemption requests such as borrowing.

  Smaller funds investing in the Equity Portfolio may be materially affected by the actions of larger funds investing in the Equity Portfolio. For example, if a large fund withdraws from the Equity Portfolio, the remaining funds may subsequently experience higher pro rata operating expenses, thereby producing lower returns. Additionally, because the Equity Portfolio would become smaller, it may become less diversified, resulting in potentially increased portfolio risk (however, these possibilities also exist for traditionally structured funds which have large or institutional investors who may redeem their shares). Also, funds with a greater pro rata ownership in the Equity Portfolio could have effective voting control of the operations of the Equity Portfolio. Whenever the Fund is requested to vote on matters pertaining to the Equity Portfolio (other than a vote by the Fund to continue the operation of the Equity Portfolio upon the withdrawal of another investor in the Equity Portfolio), the Company will hold a meeting of shareholders of the Fund and will cast all of its votes proportionately as instructed by the Fund's shareholders. The Company will vote the shares held by the Fund shareholders who do not give voting instructions in the same proportion as the shares of Fund shareholders who do give voting instructions. Shareholders of the Fund who do not vote will have no effect on the outcome of such matters.

INVESTMENT ADVISORY SERVICES

THE MANAGER

  The Manager is an indirect wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related activities in the United States and abroad. At December 31, 1994, AIG and its subsidiaries supervised investment portfolios which in the aggregate exceeded $60 billion, of which more than $10 billion represented third party assets under management. At such date, members of the Manager's Investment Committee and their teams of investment professionals supervised the management of assets in excess of $50 billion, of which more than $7 billion represented third party funds. See " -- The Investment Process" and " -- The Subadvisors" below.

  The Manager also manages the AIG Money Market Fund, a separate money market investment portfolio of a registered investment company. The principal business address of the Manager is 70 Pine Street, New York, New York 10270.

  The Manager serves as the Fund's and the Equity Portfolio's investment adviser and is responsible for the management of the assets of the Fund and the Equity Portfolio and continually reviews and supervises the Equity Portfolio's investment program, subject to the supervision of, and policies established by, the Board and the

Trustees of the Equity Portfolio. The Manager is assisted in the performance of these services by certain affiliated Subadvisors. See " -- The Subadvisors" below. The Manager is entitled to a fee, which is calculated daily and paid monthly, at annual rate of 0.20% of the average daily net assets of the Fund (other than its interest in the Equity Portfolio) and 1.20% of the average daily net assets of the Equity Portfolio. The Fund and the Equity Portfolio will be responsible for all expenses other than those assumed by the Manager including those for necessary professional and brokerage services, costs of regulatory compliance, costs associated with maintaining corporate existence, custody, shareholder relations and insurance costs.

  The Manager has agreed that, in the event that the total expenses of the Fund during its first fiscal year (which will end on June 30, 1996), including the Fund's proportional share of the expenses of the Equity Portfolio, but excluding interest, taxes, brokerage commissions and extraordinary expenses, should exceed 2.00% of the average daily net assets of the Fund, the Manager will waive its management fee or reimburse the Fund to the extent of any such excess, subject to reimbursement by the Fund as described below. The total amount of any excess so waived or reimbursed by the Manager is referred to as the "Refunded Amount." The Manager has no obligation to waive its fee or reimburse any expenses of the Fund after June 30, 1996. The Fund and the Manager have also agreed that, for each of the three fiscal years of the Fund ending June 30, 1999, if the Fund's total expenses (calculated as described above) are less than 2.00% of average daily net assets of the Fund during such year, the Fund will pay to the Manager an expense reimbursement fee, computed and paid monthly, such that after such reimbursement the aggregate expenses of the Fund will not exceed 2.00% for such year. The total amount of such expense reimbursement fees will not exceed the Refunded Amount plus the Manager's related financing costs.

THE INVESTMENT PROCESS

  The Manager has established a committee (the "Investment Committee") that is responsible for the asset allocation of the Fund and the Equity Portfolio and carrying out their respective investment policies. The members of the Investment Committee are officers of the Manager, affiliated investment advisors (see " -- The Subadvisors" below) or regional affiliates of the Manager to whom the Manager or Subadvisors have access under service arrangements. The members of the Investment Committee meet monthly to determine collectively the allocation of the assets of the Fund between zero coupon securities and the Equity Portfolio, as well as the allocation of the assets of the Equity Portfolio on a regional basis. Members of the Investment Committee, assisted by a team of investment professionals, are primarily responsible for the Equity Portfolio's country and stock selection within their respective global region. Currently the members of the Investment Committee are:

  IAN P. BUTTER. Mr. Butter has been a Director of AIGAM International Limited ("AIGAM International") in London since January 1992 and has served in a trading capacity since 1988.

  PATRICK DEMPSEY. Mr. Dempsey is Managing Director, Fixed Income, of AIGAM International in London. He has been a Director of AIGAM International since he joined it at its inception in 1988 as a founding Director.

  BRIAN MCCARTHY. Mr. McCarthy is Vice President, International Fixed Income of AIG Global, which he joined in March 1994. Prior to joining AIG Global, he was Vice President, International Fixed Income Research of Alliance Capital.

  WIN J. NEUGER. Mr. Neuger, who acts as Chairman of the Investment Committee, is Chief Investment Officer of AIG, which he joined in February 1995, and Chief Investment Officer of the Manager, which he joined in August 1995. Mr. Neuger has been a Director, Chairman of the Board and President of AIG Global since March 1995 and has served as a Director of AIGAM International since April 1995. Prior to joining these companies, Mr. Neuger was with Bankers Trust, where he was a Senior Vice President and, since October 1991, a Managing Director in the investment management area.

  YUKIHIRO NISHIMIYA. Mr. Nishimiya has been a portfolio manager for AIG Investment Corporation (Japan) since October 1990.

  HARRY P. REKAS. Mr. Rekas is Managing Director, U.S. Equities, of AIG Global, which he joined in April 1993. Prior to joining AIG Global, he was a portfolio manager for Citibank in New York.

  PETER SOO. Mr. Soo is Regional Director, Fund Management, of AIG Investment Corporation (Asia), Limited, which he joined in 1989.

  PETER WIGNALL. Mr. Wignall is Managing Director and Chief Executive Officer of AIGAM International in London, which he joined as an Executive Director in April 1992. Prior to April 1992 he acted as a portfolio manager for Citicorp Investment Management in London and in Sydney, Australia.

  A member of the Investment Committee will be responsible for the day-to-day implementation of the Investment Committee's strategy. The minimum percentage of the Fund's assets that must be allocated to zero coupon securities in order to provide for the Repayment Objective can be mathematically determined on any given day from the yield on the zero coupon Treasury Securities and the amount then entitled to the benefit of the Repayment Objective. When shares are purchased, any adjustment to the portion of the proceeds to be allocated to zero coupon Treasury Securities required by variations in bond yield between Investment Committee meetings will be determined under guidelines set down by the Investment Committee. The balance of the purchase price will be invested in the Equity Portfolio. After the Offering Period, the Fund anticipates adjustments in its holding of Treasury Securities solely to meet requests for redemption and, if required, to make payments of dividends and distributions. See "Proposed Operations of the Fund."

  When shares are redeemed, the Manager will ordinarily redeem the proportional interest of those shares in the Fund's zero coupon Treasury Securities and in the Equity Portfolio, determined on the basis of current net asset value. For defensive reasons, however, the Manager may elect to take a greater proportion of a redemption from the Equity Portfolio. Should a shareholder elect to have dividends paid by the Fund in cash rather than reinvested in additional shares of the Fund, the amount required to be paid will be taken from the Fund's Treasury Securities and the Equity Portfolio in the same proportion that the dividend income was generated, provided that the amount of Treasury Securities to be sold for this purpose will be reduced (and the interest in the Equity Portfolio to be redeemed correspondingly increased) to the extent necessary to protect the Repayment Objective for those shareholders who reinvest all dividends and distributions. Pursuant to the terms of the Manager's Guarantee, shareholders who wish to be certain of receiving the full amount of their original investment must reinvest all dividends and distributions in additional shares and hold all their shares until the Maturity Date.

  Generally, the regional allocations within the Equity Portfolio will be managed between the regular meetings in accordance with the policy established at the most recent meeting; however, in exceptional circumstances, such as subsequent market developments of a material nature, an ad hoc meeting will be called to review policy.

THE SUBADVISORS

  The Manager has entered into subadvisory agreements with AIG Global Investors, Inc. ("AIG Global"), which is a wholly owned subsidiary of AIG and registered under the Investment Advisers Act of 1940, as amended. Pursuant to its subadvisory agreements, AIG Global provides investment advisory services to the Manager in respect of the management of the Fund's Treasury Securities and in respect of the management of the assets of the Equity Portfolio and officers of AIG Global provide representation on the Investment Committee (see "The Investment Process"). Under the subadvisory agreements with AIG Global, the Manager pays AIG Global a fee which is calculated daily and paid monthly at an annual rate of 0.0825% of the average daily net assets of the Fund (other than the Fund's interest in the Equity Portfolio) and 0.15% of the average daily net assets of the Equity Portfolio. These fees are all paid from the management fee paid to the Manager and they do not increase the Fund's or the Equity Portfolio's expenses. The principal office of AIG Global is 200 Liberty Street, New York, New York 10281.

  The Manager has also entered into subadvisory agreements with AIGAM International Limited ("AIGAM International"), which is a wholly owned subsidiary of AIG and registered under the Advisers Act. AIGAM International is also a member of the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization. Pursuant to its subadvisory agreements, AIGAM International provides investment advisory services to the Manager in respect of the management of the Fund's Treasury Securities and in respect of the management of the assets of the Equity Portfolio in their respective regions, and certain of its officers provide representation on the Investment Committee. Under the subadvisory agreements with AIGAM International, the Manager pays AIGAM International a fee which is calculated daily and paid monthly at an annual rate of 0.0175% of the average daily net assets of the Fund (other than the Fund's interest in the Equity Portfolio) and 0.24% of the average daily net assets of the Equity Portfolio. AIGAM International's fees are all paid from the management fees paid to the Manager and they do not increase the Fund's or the Equity Portfolio's expenses. AIGAM International has advised the Manager that it intends to terminate its registration under the Advisers Act. Concurrently with such termination, the Manager's subadvisory agreements with AIGAM International will terminate. However, it is anticipated that personnel of AIGAM International will continue to provide investment advisory services to the Manager pursuant to a service arrangement. The principal office of AIGAM International is Unit 1/11 Harbour Yard, Chelsea Harbour, London SW10 OXD, England.

  AIG Global and AIGAM International are referred to in this prospectus as the "Subadvisors."

  PORTFOLIO TRANSACTIONS. The agreements of the Fund and the Equity Portfolio with the Manager recognize that in the purchase and sale of portfolio securities, the Manager and the Subadvisors will seek the most favorable price and execution and, consistent with that policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Manager or a Subadvisor. The use of brokers who provide investment and market research and securities and economic analysis may result in higher brokerage charges than the use of brokers selected on the basis of the most favorable brokerage commission rates, and research and analysis received may be useful to the Manager and the Subadvisors in connection with their services to other clients as well as the Fund and the Equity Portfolio. In over-the-counter markets, orders are placed with primary market-makers unless a more favorable execution price is believed to be obtainable.

  Consistent with the rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Board and the Trustees of the Equity Portfolio may determine, the Manager and the Subadvisors may consider sales of shares of other mutual funds managed by the Manager as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund or the Equity Portfolio.

  PORTFOLIO TURNOVER. A change in securities held by the Fund or the Equity Portfolio is known as "portfolio turnover," which may result in the payment by the Fund or the Equity Portfolio of dealer spreads or underwriting commissions and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. Although it is the policy of both the Fund and the Equity Portfolio to hold securities for investment, changes will be made from time to time when the Manager or a Subadvisor believes such changes will strengthen the investments of the Fund or the Equity Portfolio. After the Offering Period, the Manager does not expect any portfolio turnover in the Fund's zero coupon Treasury Securities except for turnover related to redemptions. The portfolio turnover of the Equity Portfolio is not expected to exceed 100% per annum.

  VALUATION. The net asset value of the shares of the Fund is determined each day, Monday through Friday, as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. New York City Time) on each day that the NYSE is open. During the Offering Period, zero coupon Treasury Securities will be valued at the average of the last reported bid and ask prices; thereafter, in order to ensure that an adequate amount of Treasury Securities is maintained to achieve the Repayment Objective when shares of the Fund are redeemed, zero coupon Treasury Securities will be valued at the last reported bid. Securities traded on a foreign exchange or over-the-counter market are valued at the last sales price on the primary exchange or market in which they are traded. Securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Any securities for which recent market quotations are not readily available are valued at fair value determined in accordance with procedures approved by the Board and by the Trustees of the Equity Portfolio. Short-term holdings maturing in 60 days or less are generally valued at amortized costs if their original maturity was 60 days or less. Short-term holdings with more than 60 days remaining to maturity will be valued at current market value until the 61st day prior to maturity, and will then be valued on an amortized cost basis based on the value as of such date unless the Board or the Trustees of the Equity Portfolio determines that this amortized cost value does not represent fair market value.

AMERICAN INTERNATIONAL GROUP, INC.

  American International Group, Inc. ("AIG") is a Delaware corporation which through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related activities in the United States and abroad. AIG's primary activities include both general and life insurance operations. Other significant activities of AIG are financial services and agency and service fee operations. AIG's general insurance subsidiaries are multiple line companies writing substantially all lines of property and casualty insurance; one or more of these companies is licensed to write substantially all of these lines in all states of the United States and in more than 100 foreign countries. AIG's life insurance subsidiaries offer a wide range of traditional insurance and financial and investment products; one or more of these subsidiaries is licensed to write life insurance in all states in the United States and in over 70 foreign countries. At December 31, 1994, AIG and its consolidated subsidiaries had total assets of $114.3 billion and capital funds of $16.4 billion; consolidated net income for the year then ended was $2.2 billion. The Statement of Additional Information contains AIG's financial statements and certain other information about AIG. At December 31, 1994, AIG and its consolidated subsidiaries had approximately 32,000 employees. The principal executive offices of AIG are located at 70 Pine Street, New York, New York 10270 and its telephone number is (212) 770-7000.

DIVIDENDS AND DISTRIBUTIONS

  Dividends consisting of substantially all of the Fund's net investment income, if any, are declared and paid annually. The Fund may also declare an additional dividend of net investment income and net short term capital gains in a given year to the extent necessary to avoid the imposition of federal excise taxes on the Fund. Distributions consisting of substantially all the realized net capital gains for the Fund are declared and paid on an annual basis, except that an additional capital gain distribution may be made in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. Declared dividends and distributions are payable to the shareholder of record on the record date.

  Dividends and capital gain distributions paid by the Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are mailed by check or are wire transferred in accordance with the shareholder's instructions. Pursuant to the terms of the Manager's Guarantee, shareholders who wish to be certain of receiving the full amount of their original investment must reinvest all dividends and distributions in additional shares and hold all their shares until the Maturity Date.

TAXES

  The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). For each year so qualified, the Fund will not be subject to federal income taxes on its net investment income and realized net capital gains, if any, which it distributes to its shareholders, provided that at least 90% of its net investment income and net short-term capital gains are distributed to shareholders each year.

  Dividends from net investment income and distributions from net short-term capital gains are taxable as ordinary income to the shareholders, whether received in cash or reinvested in additional shares.

  The zero coupon securities will be treated as bonds that were issued to the Fund at an original issue discount. Original issue discount is treated as interest for federal income tax purposes and the amount of original issue discount generally will be the difference between the bond's purchase price and its stated redemption price at maturity. The Fund will be required to include in gross income for each taxable year the daily portions of original issue discount attributable to the zero coupon securities held by the Fund as such original issue discount accrues. Dividends derived from such original issue discount that accrues for such year will be taxable to shareholders as ordinary income. In general, original issue discount accrues daily under a constant interest rate method which takes into account the compounding of accrued interest. In the case of zero coupon securities, this method will generally result in an increasing amount of income to the Fund each year.

  Distributions from net capital gains, i.e., the excess of net long-term capital gains over any net short-term capital losses, are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long shares have been held by the shareholders.

  Any gain or loss realized upon a sale or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of the Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (such as through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

  The Fund will generally be subject to an excise tax of 4% on the amount of any income or capital gains, above certain permitted levels, distributed to shareholders on a basis such that such income or gain is not taxable to shareholders in the calendar year in which it was earned. Furthermore, dividends declared in October, November or December payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

  Portions of the Fund's investment income may be subject to foreign income taxes withheld at source. The Fund does not expect to qualify to "pass through" to its shareholders credit for such foreign taxes paid. If, however, the Fund does qualify to pass through foreign tax credits, the Fund will elect to do so.

  Investors should carefully consider the tax implications of purchasing shares of the Fund just prior to the declaration of a dividend or capital gain distribution, which would be subject to taxation as described above notwithstanding that it is in effect a return of investment.

  UNLESS A SHAREHOLDER INCLUDES A CERTIFIED TAXPAYER IDENTIFICATION NUMBER (SOCIAL SECURITY NUMBER FOR INDIVIDUALS) ON THE ACCOUNT APPLICATION AND CERTIFIES THAT THE SHAREHOLDER IS NOT SUBJECT TO BACKUP WITHHOLDING, THE FUND IS REQUIRED TO WITHHOLD AND REMIT TO THE U.S. TREASURY A PORTION OF DISTRIBUTIONS AND OTHER REPORTABLE PAYMENTS TO THE SHAREHOLDER. THE RATE OF BACKUP WITHHOLDING IS 31%. SHAREHOLDERS SHOULD BE AWARE THAT, UNDER REGULATIONS PROMULGATED BY THE INTERNAL REVENUE SERVICE, THE FUND MAY BE FINED $50 ANNUALLY FOR EACH ACCOUNT FOR WHICH A CERTIFIED TAXPAYER IDENTIFICATION NUMBER IS NOT PROVIDED. IN THE EVENT THAT SUCH A FINE IS IMPOSED, THE FUND MAY CHARGE A SERVICE FEE OF UP TO $50 ANNUALLY THAT MAY BE DEBITED FROM THE SHAREHOLDER'S ACCOUNT AND OFFSET AGAINST ANY UNDISTRIBUTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE FUND ALSO RESERVES THE RIGHT TO CLOSE ANY ACCOUNT WHICH DOES NOT HAVE A CERTIFIED TAXPAYER IDENTIFICATION NUMBER.

  Shareholders are urged to consult their tax advisers concerning the effect of federal, state and local income taxes in their individual circumstances.

THE ADMINISTRATOR

  PFPC International Ltd. will serve as the Fund's administrator and accounting agent. PFPC International Ltd.'s principal business address is 80 Harcourt Street, Dublin, Ireland. Pursuant to the administration and accounting agreement with the Fund, it will assist the Fund in all aspects of its administration and operation, including matters relating to the maintenance of financial records and Fund accounting.

THE TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

  PFPC Inc. will serve as the Fund's transfer agent and dividend disbursing agent. Some services may be provided by sub-transfer agents. PFPC Inc.'s principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.

CUSTODIAN

  PNC Bank, National Association ("PNC Bank"), Airport Business Center, International Court 2, 200 Stevens Drive, Lester, Pennsylvania 19113, will serve as custodian of the assets of the Fund and the Equity Portfolio. PNC Bank has entered into a subcustodian agreement with State Street Bank and Trust Company ("State Street"), 1776 Heritage Drive, Quincy, Massachusetts 02171, in respect of the assets of the Equity Portfolio. State Street is authorized to establish and has established separate accounts in foreign currencies and to cause securities of the Equity Portfolio to be held in separate accounts outside the United States in the custody of non-U.S. banks. Rules adopted under the 1940 Act permit the Fund and the Equity Portfolio to maintain their securities and cash in the custody of certain eligible banks and securities depositories. Pursuant to those rules, the Equity Portfolio's securities and cash, when invested in securities of foreign countries, are held by subcustodians who are approved by the Board and by the Trustees of the Equity Portfolio in accordance with the rules of the Securities and Exchange Commission. Selection of the subcustodians is made by the Board and the Trustees following a consideration of a number of factors, including, but not limited to, the reliability and financial stability of an institution, the ability of the institution to capably perform custodial services for the Equity Portfolio, the reputation of the institution in its national market, and the political and economic stability of the countries in which the subcustodians will be located. In addition, the 1940 Act requires that foreign subcustodians, among other things, have stockholders' equity in excess of $200 million, have no lien on the assets of the Fund or the Equity Portfolio, and maintain adequate and accessible records.

SHAREHOLDER SERVICING AGREEMENT

  Under the Shareholder Servicing Agreement, AIG Equity Sales Corp. (the "Distributor") provides information and administrative services for Fund shareholders. The Distributor enters into related arrangements with various financial services firms, such as broker-dealer firms or banks (which may be affiliated with the Distributor), that provide services and facilities for their customers or clients who are shareholders of the Fund. Such administrative services and assistance may include, but are not limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions and answering routine shareholder inquiries regarding the Fund and its special features. The Distributor bears all its expenses for providing services pursuant to the Shareholder Servicing Agreement, including the payment of any service fees. For services under the Shareholder Servicing Agreement, the Fund pays the Distributor a fee, payable monthly, at the annual rate of up to .25 of 1% of average daily net assets of those accounts in the Fund that it maintains and services. A broker-dealer or bank becomes eligible for the service fee from the time of purchase based on assets in the accounts serviced by it, and the fee continues until terminated by the Distributor or the Fund. The fees payable to financial services firms are calculated monthly and paid quarterly by the Distributor.

  The Distributor also may provide some of the above administrative services and may retain any portion of the fee under the Shareholder Servicing Agreement not paid to broker-dealers or banks to compensate itself for administrative functions performed for the Fund's shareholders. Currently, the shareholder servicing fee payable to the Distributor is based only upon Fund assets in accounts for which there is a broker-dealer or bank listed on the Fund's records and it is intended that the Distributor will pay all the shareholder servicing fees that it receives from the Fund to broker-dealers or banks in the form of service fees. The effective shareholder servicing fee rate to be charged against all assets of the Fund while this procedure is in effect would depend upon the proportion of the Fund's shares that are in accounts for which there is a broker-dealer or bank of record.

RULE 12B-1 PLAN

  Under a plan of distribution adopted by the Board pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), the Fund may pay AIG Equity Sales Corp. (the "Distributor") a distribution fee during the Offering Period at the annualized rate of up to 0.50% of the average daily net assets of the Fund. The Plan will terminate on the last day of the Offering Period. The Plan is intended to reimburse the Distributor for expenses it incurs in connection with the distribution of the shares of the Fund, to the extent such expenses exceed any amounts the Distributor retains from the sales charges payable by shareholders. Distribution expenses of the Distributor that are reimbursable under the Plan include the payment of commissions to broker-dealers and interest on any unreimbursed amounts carried forward thereunder, the cost of any additional compensation paid by the Distributor to broker-dealers, the costs of printing and mailing to prospective investors prospectuses and other materials relating to the Fund, the costs of developing, printing, distributing and publishing advertisements and other sales literature, and allocated costs relating to the Distributor's distribution activities, including, among other things, employee salaries, bonuses and other overhead expenses. Rules adopted by the National Association of Securities Dealers, Inc. effectively limit the total amount of Rule 12b-1 fees and sales charges that may be charged to a shareholder of the Fund to 6.25% of the amount invested plus the Distributor's associated financing costs.

PURCHASES OF SHARES

  Shares of the Fund may be purchased from investment dealers during the Offering Period at the public offering price, which is the net asset value next determined plus a sales charge that is a percentage of the public offering price and varies as shown below. You may also purchase shares directly from the Fund's transfer agent, PFPC Inc., by completing the Account Application attached to this Prospectus and mailing it to AIG Children's World Fund -- 2005, PO Box 8935, Wilmington, Delaware 19899-9801. The minimum investment is $2,500, and the minimum subsequent investment is $100. However, you may choose to make an initial investment of as little as $1,000 and reach the $2,500 minimum with several additional investments during the Offering Period. The minimum investment for an Individual Retirement Account ("IRA") or employee benefit plan account is $2,000, and the minimum subsequent investment is $50; for these accounts you may choose to make an initial investment of as little as $250 and reach the $2,000 minimum with several additional investments during the Offering Period. To do this you must indicate on the Account Application your intent to invest at least the $2,500 minimum (or $2,000 for IRAs and employee benefit plans) by the end of the Offering Period. If you have not invested at least the minimum amount by the end of the Offering Period, the Fund may redeem your shares (which may occur at a time when the net asset value is less than when you invested) or the Fund may impose an annual account keeping fee of $10. This fee may be changed at any time in management's discretion.

                        INVESTMENT SALES LOAD SCHEDULE

                                                                   REGULAR
                                             SALES LOAD AS A       DEALER
                                              PERCENTAGE OF       DISCOUNT
                                         ------------------------ AS A % OF
                                         OFFERING   NET AMOUNT    OFFERING
      AMOUNT OF PURCHASE                  PRICE   INVESTED (NAV)*   PRICE
      ------------------                 -------- --------------- ---------
      Less than $100,000................   4.75%       4.99%        4.25%
      $100,000 up to $249,999...........   4.00        4.17         3.60
      $250,000 up to $499,999...........   3.00        3.09         2.70
      $500,000 up to $999,999...........   2.00        2.04         1.80
      $1 million and above..............   0.00**      0.00**           ***

--------
 *Rounded to the nearest one-hundredth of one percent.
 **Redemption of shares may be subject to a contingent deferred sales charge, as discussed below.
***Commission may be payable by the Distributor as discussed below.

  Shares of the Fund will be offered to investors only from November 15, 1995 through June 30, 1996 (the "Offering Period"). During the Offering Period the shares will be offered at their net asset value plus the applicable sales charge, if any, as shown in the table above. The Fund does not expect that its shares will be offered after June 30, 1996. However, the Fund may at its option extend or shorten the Offering Period. The offering of shares of the Fund shall be subject to suspension or termination as provided under "Investment Objectives and Management Policies -- Proposed Operations of the Fund." In addition, the offering of shares may be suspended from time to time during the Offering Period in the discretion of the Manager. During any period in which the public offering of shares is suspended or terminated, shareholders will still be permitted to reinvest dividends and distributions in shares of the Fund.

  Certificates representing the Fund's shares will not be physically issued. PFPC Inc., the Fund's transfer agent, maintains a record of each shareholder's ownership. Shareholders receive confirmations of all transactions in Fund shares and periodic statements reflecting share balances and dividends.

  The Fund receives the entire net asset value of all shares sold. AIG Equity Sales Corp., the Fund's principal underwriter (the "Distributor"), retains the sales charge from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, the Distributor may reallow up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

  Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and the Distributor may pay them a transaction fee up to the level of the discount or other concession allowable to dealers as described above. Banks currently are prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. Management does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund.

  In addition to the discounts or commissions described above, the Distributor or the Manager may, from time to time, pay or allow additional concessions or promotional incentives, in the form of cash or other compensation, to firms that sell shares of the Fund. In some instances, such discounts or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund or other funds underwritten by the Distributor. Such concessions may be paid as a lump sum or be periodic and may be up to 0.25% of the value of shares sold by a dealer, plus additional compensation for continuing due diligence or other services.

  Shares of the Fund may be purchased at net asset value by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 provided in either case that such plan has not less than 200 eligible employees.

  Shares of the Fund may also be purchased at net asset value by any purchaser provided that the amount invested in the Fund or certain other funds totals at least $1,000,000, including purchases pursuant to the "Letter of Intent" and "Cumulative Discount" features described under "Special Features" (the "Large Purchase Privilege"). The other funds for which the Large Purchase Privilege is available will vary from time to time because they are generally offered only for limited periods. As of the date of this Prospectus, the Large Purchase Privilege is not available for any other funds. In the future, you may obtain a list of the funds for which the Large Purchase Privilege is available and request a prospectus by telephoning (800) 862-3984.

  A contingent deferred sales charge of 1% may be imposed upon redemption of shares of the Fund that are purchased under the Large Purchase Privilege if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed less the above exclusions. The contingent deferred sales charge will be waived in the event of redemption of shares of a shareholder (including a registered joint owner) who has died or who, after purchase of the shares being redeemed, becomes totally disabled (as evidenced by a determination by the federal Social Security Administration).

  Shares of the Fund purchased under the Large Purchase Privilege may be exchanged for shares of certain other funds managed by the Manager under the exchange privilege described under "Special Features -- Exchange Privilege" without paying any contingent deferred sales charge at the time of exchange. If the shares received in exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of the contingent deferred sales charge.

  The Distributor may in its discretion compensate investment dealers or other financial services firms in connection with the sale of shares of the Fund to employer sponsored employee benefit plans at net asset value up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $5 million during the Offering Period, 0.50% on the next $5 million and 0.25% on amounts over $10 million during the Offering Period. The Distributor may in its discretion compensate investment dealers or other financial service firms in connection with the sale of shares of the Fund in accordance with the Large Purchase Privilege up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $3 million, .50% on the next $2 million and .25% on amounts over $5 million. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, the Distributor will consider the cumulative amount invested by the purchaser in the Fund and other funds eligible for the Large Purchase Privilege.

  Shares may be sold to officers, trustees, directors, employees (including retirees) and sales representatives of the Fund, its investment manager, its subadvisors, its principal underwriter or certain affiliated companies, for themselves or members of their families, or to any trust, pension, profit-sharing or other benefit plan for only such persons at net asset value in any amount. Shares may be sold at net asset value in any amount to registered representatives and employees of broker-dealers having selling group agreements with the Distributor and officers, directors and employees of service agents of the Fund, for themselves or their spouses or dependent children, or to any trust or pension, profit-sharing or other benefit plan for only such persons. Shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with the Distributor or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase Fund shares at net asset value hereunder. Additionally, shares may be sold at net asset value in any amount to officers, trustees, directors and employees of certain other firms that provide services for the benefit of the Fund and their affiliates, for themselves or members of their families, or to any trust, pension, profit-sharing or other benefit plan for only such persons.

  Shares of the Fund may be sold at net asset value through certain investment advisers registered under the Investment Advisers Act of 1940 and other financial services firms that adhere to certain standards established by the Distributor, including a requirement that such shares be sold for the benefit of their clients participating in a "wrap account" or similar program under which such clients pay a fee to the investment adviser or other firm. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund. The Fund may also issue shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.

  The sales charge scale is applicable to purchases made at one time by any "purchaser," which includes an individual, or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account, or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

  Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Distributor for recordkeeping and other expenses relating to these nominee accounts. See "Shareholder Servicing Agreement." In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of the Distributor, may receive compensation from the Fund through the Distributor for these services. This prospectus should be read in conjunction with such firms' material regarding their fees and services.

  Orders for the purchase of shares of the Fund will be confirmed at a price based on the net asset value next determined after receipt by the Distributor of the order accompanied by payment. However, orders received by dealers or other firms prior to the determination of net asset value (see "Investment Advisory Services -- Valuation") and received by the Distributor prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day. Dealers and other financial services firms are obligated to transmit orders promptly. Payment for purchase orders must be made by check (a check drawn on a foreign bank will not be accepted) or Federal Reserve Draft or by wiring Federal Funds to the Fund's Transfer Agent. Checks should be made payable to AIG Children's World Fund -- 2005. See "Purchase and Redemption of Shares" in the Statement of Additional Information.

  The Fund reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

  Shareholders should direct their inquiries to the Distributor or to the firm from which they received this prospectus.

REDEMPTION OR REPURCHASE OF SHARES

GENERAL

  Any shareholder may require the Fund to redeem his or her shares. However, shareholders who redeem some or all of their shares before the Maturity Date will not be certain to receive the full amount of their original investment (including any sales charge paid) on or after the Maturity Date. Under the terms of the Manager's Guarantee, the amount a shareholder is certain to receive will be reduced in proportion to the number of shares redeemed divided by the number of shares originally purchased during the Offering Period. Thus, investors are encouraged to reinvest dividends and to evaluate their need to receive some or all of their investments prior to the Maturity Date before making an investment in the Fund. As noted previously (see "Investment Objectives and Management Policies -- In General"), pursuant to the terms of the Manager's Guarantee, shareholders who wish to be certain of receiving the full amount of their original investment must reinvest all dividends and distributions in additional shares and hold all their shares until the Maturity Date.

  When shares are held for the account of a shareholder by the Fund's Transfer Agent, the shareholder may redeem them by making a written request with signatures guaranteed to AIG Children's World Fund -- 2005, PO Box 8935, Wilmington, Delaware 19899-9801. Written redemption instructions, indicating the name of the Fund and the number of shares to be redeemed, must be received by the Transfer Agent in proper form and signed exactly as the shares are registered. All signatures must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Stock Exchanges Medallion Program and the Securities Transfer Agents Medallion Program ("STAMP"). Such guarantees must be signed by an authorized signatory thereof with "Signature Guaranteed" appearing with the shareholder's signature. If the signature is guaranteed by a broker or dealer, such broker or dealer must be a member of a clearing corporation and maintain net capital of at least $100,000. Signature-guarantees may not be provided by notaries public. Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Investors may obtain from the Fund or the Transfer Agent forms of resolutions and other documentation which have been prepared in advance to assist compliance with the Fund's procedures.

  The redemption price will be the net asset value next determined following receipt by the Distributor of a properly executed request with any required documents. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than three business days after receipt of a properly executed request in proper form for transfer. When the Fund is requested to redeem shares for which it may not have yet received good payment, it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 15 days from receipt by the Fund of the purchase amount. The redemption within one year of shares purchased at net asset value under the Large Purchase Privilege may be subject to a 1% contingent deferred sales charge (see "Purchase of Shares").

  Shareholders can request the following telephone privileges: expedited wire transfer redemptions and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Distributor or the Transfer Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. Neither the Fund nor its agents will be liable for any loss, expense or cost arising out of any telephone request pursuant to these privileges, including any fraudulent or unauthorized request, and THE SHAREHOLDER WILL BEAR THE RISK OF LOSS, so long as the Fund or its agent reasonably believes, based upon reasonable verification procedures, that the telephonic instructions are genuine. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

  If the proceeds of the redemption are $25,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by all registered account holders without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described above, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling (800) 862-3984. Shares purchased by check may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 15 days. This privilege of redemption of shares by telephone request or by written request without a signature guarantee may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Distributor by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.

REPURCHASES (CONFIRMED REDEMPTIONS)

  A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to the Distributor, which the Fund has authorized to act as its agent. There is no charge by the Distributor with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value next determined after receipt of a request by the Distributor. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Investment Advisory Services -- Valuation") and received by the Distributor prior to the close of the Distributor's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

EXPEDITED WIRE TRANSFER REDEMPTIONS

  If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Distributor prior to the determination of net asset value will result in shares being redeemed that day at the net asset value effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by the Fund for up to seven days if the Distributor deems it appropriate under then current market conditions. Once authorization is on file, the Distributor will honor requests by telephone at (800) 862-3984 or in writing, subject to the limitations on liability described under "General" above. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $5,000 wire redemption minimum. To change the designated account to receive wire redemption proceeds, send a written request to the Distributor with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check may not be redeemed by wire transfer until such shares have been owned for at least 15 days. During periods when it is difficult to contact the Distributor by telephone, it may be difficult to use the expedited redemption privilege. The Fund reserves the right to terminate or modify this privilege at any time.

REINSTATEMENT PRIVILEGE

  A shareholder who has redeemed shares of the Fund or certain other funds may reinstate up to the full amount redeemed at net asset value at the time of the reinstatement in shares of the Fund (but only prior to the end of the Offering Period) or, if available, in shares of certain other funds managed by the Manager. A shareholder of the Fund who redeems shares purchased under the Large Purchase Privilege (see "Purchase of Shares") and incurs a contingent deferred sales charge may reinstate up to the full amount redeemed at net asset value at the time of the reinstatement in shares of the Fund (but only prior to the end of the Offering Period) or, if available, in shares of certain other funds managed by the Manager. The amount of any contingent deferred sales charge also will be reinstated. The funds for which these privileges are available will vary from time to time because they are generally offered only for limited periods. As of the date of this Prospectus, the Reinstatement Privilege is not available for any other funds. In the future, you may obtain a list of the funds for which these privileges are available and request a prospectus by telephoning (800) 862-3984. These reinstated shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Purchases through the Reinstatement Privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for funds available for sale in the shareholder's state of residence as listed under "Special Features -- Exchange Privilege." The Reinstatement Privilege can be used only once as to any specific shares and reinstatement must be effected within six months of the redemption. If a loss is realized on the redemption of Fund shares, the reinstatement may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in the postponement of the recognition of such loss for federal income tax purposes. The Reinstatement Privilege may be terminated or modified at any time and is subject to the limited Offering Period of the Fund.

SPECIAL FEATURES

LETTER OF INTENT

  By signing a Letter of Intent form, available from your broker or the Transfer Agent, you may become eligible for the reduced sales load applicable to the total number of shares of the Fund and shares of certain other funds managed by the Manager purchased during the Offering Period pursuant to the terms and under the conditions set forth in the Letter of Intent. A minimum initial purchase of $1,000 is required. The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. The escrow will be released when the you fulfill the terms of the Letter of Intent by purchasing the specified amount. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect the total purchase at the end of the Offering Period. If total purchases are less than the amount specified, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of shares held in escrow to realize the difference. Signing a Letter of Intent does not bind you to purchase the full amount indicated at the sales load in effect at the time of the signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase shares of any of the eligible funds, you must indicate your intention to do so under a Letter of Intent. The other funds that may be purchased under a Letter of Intent will vary from time to time because some funds will be offered only for limited periods, as described in the applicable prospectus. As of the date of this Prospectus, the Letter of Intent is not available for any other funds. For a list of the funds for which the Letter of Intent is available in the future, and to request a prospectus, telephone
(800) 862-3984.

RIGHT OF ACCUMULATION

  YOU MAY QUALIFY FOR A REDUCED SALES CHARGE. Pursuant to the Right of Accumulation, certain investors are permitted to purchase shares of the Fund at the sales charge applicable to the total of (a) the dollar amount then being purchased plus (b) the current public offering price of all shares of the Fund, shares of the other series of AIG All Ages Funds, Inc. and shares of certain other funds managed by the Manager, then held by that investor. The following purchases may be aggregated for the purposes of determining the amount of purchase and the corresponding sales load: (a) individual purchases on behalf of a single purchaser, the purchaser's spouse and their children under the age of 21 years including shares purchased in connection with a retirement account exclusively for the benefit of such individual(s), such as an IRA, and purchases made by a company controlled by such individual(s); (b) individual purchases by a trustee or other fiduciary account, including an employee benefit plan (such as employer-sponsored pension, profit-sharing and stock bonus plans, including plans under Section 401(k) of the Code, and medical, life and disability insurance trusts); or (c) individual purchases by a trustee or other fiduciary purchasing shares concurrently for two or more employee benefit plans of a single employer or of employers affiliated with each other. Subsequent purchases made under the conditions set forth above will be subject to the minimum subsequent investment of $250 and will be entitled to the Right of Accumulation.

EXCHANGE PRIVILEGE

  Subject to the following limitations, shares of the Fund and certain other funds may be exchanged for each other at their relative net asset values. Shares purchased by check may not be exchanged until they have been owned for at least 15 days. In addition, shares acquired by such an exchange may not be exchanged thereafter until they have been owned for 15 days. The funds for which this privilege is available will vary from time to time because some funds will be offered only for limited periods, as described in the applicable prospectus. As of the date of this Prospectus, the Exchange Privilege is not available between the Fund and any other funds. For a list of the funds for which the Exchange Privilege is available in the future, and to request a prospectus, telephone (800) 862-3984. Exchanges may be made only for funds that are available for sale in the shareholder's state of residence. The Manager's Guarantee relates only to the Fund and will have no effect on shares that are exchanged for shares of another fund.

  The total value of shares being exchanged must at least equal the minimum investment requirement of the fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or the Distributor. Exchanges may be accomplished by a written request to the Distributor, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Distributor will honor requests by telephone at (800) 862-3984 or in writing, subject to the limitations on liability under "Redemption or Repurchase of Shares --
 General." During periods when it is difficult to contact the Distributor by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.

AUTOMATIC INVESTMENT PROGRAM

  The Automatic Investment Program enables you to authorize checks to be drawn on your checking account at regular monthly or quarterly intervals during the Offering Period for fixed amounts of $100 or more to purchase shares of the Fund. This Program permits you to use the dollar-cost-averaging method to invest in the Fund. The Automatic Investment Program will terminate on the last day of the Offering Period. See the terms and conditions on the Account Application.

RETIREMENT PLANS

  An investment in shares of the Fund may be appropriate for certain Individual Retirement Accounts ("IRAs"), self-employed retirement plans and corporate plans. In view of the limited Offering Period of the Fund (see "Purchase of Shares"), the Fund may not be appropriate for periodic contribution plans. Investors who are considering establishing, or purchasing shares of the Fund for, any retirement plan should consult with their own tax advisers before doing so.

  The Fund sponsors IRAs which may also be used as Simplified Employee Pension Plan ("SEP") IRA accounts. Eligible investors may establish an IRA, or a SEP-IRA with their employer, to invest in the Fund.

  PNC Bank, N.A. serves as custodian for the IRAs and SEP-IRAs sponsored by the Fund. The current fees payable to PNC Bank, N.A. for its services as IRA custodian are available upon request. Neither PNC Bank, N.A. nor the Fund administers the SEP-IRAs and therefore no assurance can be given that a particular SEP-IRA is properly administered.

PERFORMANCE

  The Fund may advertise several types of performance information, including "average annual total return" and "total return." Each of these figures is based upon historical results and is not necessarily representative of the future performance of the Fund.

  Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in the Fund's portfolio for the period referenced, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in the Fund during a specified period. Average annual total return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Fund). Average annual total return figures represent the average annual percentage change over the period in question. Total return figures represent the aggregate percentage or dollar value change over the period in question.

  The Fund's performance may be compared to that of the Consumer Price Index or various unmanaged indexes including the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Europe Australia Far East ("EAFE") Index and other indexes prepared by Morgan Stanley Capital International. The Fund's performance may also be compared to the performance of other mutual funds or mutual fund indexes as reported by independent mutual fund reporting services such as Lipper Analytical Services, Inc. and Micropal, Ltd. Such performance calculations are generally based upon changes in net asset value with all dividends reinvested.

  The Fund may quote information from publications such as Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The New York Times, The Washington Post, The International Herald Tribune, USA Today, Institutional Investor, Registered Representative and other consumer journals and publications by the U.S. government and its agencies. Also, investors may want to compare the historical returns of various investments, performance indexes of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit, money market funds, and U.S. Treasury obligations. Bank product performance may be based upon, among other things, the BANK RATE MONITOR National Index(TM) or various certificate of deposit indexes. Money market fund performance may be based upon, among other things, the IBC/Donoghue Money Fund Report(R) or Money Fund Insight(R), reporting services on money market funds. Performance of U.S. Treasury obligations may be based upon, among other things, various U.S. Treasury bill indexes. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.

  The Fund may depict the historical performance of the securities in which the Fund and the Equity Portfolio may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. The Fund may also describe its portfolio holdings (including those of the Equity Portfolio) and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund.

  The Fund's shares are sold at net asset value plus a maximum sales charge of 4.75% of the offering price. While the maximum sales charge is normally reflected in the Fund's performance figures, certain total return calculations may not include such charge and those results would be reduced if it were included. The Fund's returns and net asset value will fluctuate. Except in limited cases described in "Purchases of Shares," shares of the Fund are redeemable by an investor at the then current net asset value, which may be more or less than original cost. Additional information concerning the Fund's performance and concerning the historical performance of various types of investments that may be used to provide for retirement needs appears in the Statement of Additional Information. Additional information about the Fund's performance also appears in its Annual Report to Shareholders, which will be available without charge from the Fund.

ORGANIZATION AND CAPITALIZATION

  The Fund is a series of AIG All Ages Funds, Inc., an open-end management investment company incorporated under the laws of the State of Maryland on April 4, 1995. The Board of Directors is authorized to issue, create and classify shares of capital stock in separate series without further action by shareholders. To date, shares in the AIG Children's World Fund -- 2005 described herein are the only shares authorized. Shares of capital stock have a par value of $.001. All shares have non-cumulative voting rights for the election of directors. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion or preemptive rights. The Company will furnish without charge to each shareholder upon request a full statement of (1) the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the stock of each class that the Company is authorized to issue; and (2)(a) the differences in the relative rights and preferences between the shares of each series of preferred or special class and (b) the authority of the Board to set the relative rights and preferences of subsequent series. The Company does not presently intend to hold annual shareholder meetings, but will do so if requested by the holders of at least ten percent of its outstanding shares for the purpose of voting upon the removal of a director or directors and to assist in communications with other shareholders as required by the 1940 Act.

  The Equity Portfolio is an open-end management investment company, organized under the laws of Delaware on June 23, 1995 as a trust with limited liability.

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                                 AIG CHILDREN'S
                               WORLD FUND -- 2005

                                  A SERIES OF
                            AIG ALL AGES FUNDS, INC.

                               ----------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
THE FUND'S EXPENSES........................................................   3
INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES..............................   5
RISK FACTORS...............................................................  13
PERIODIC AND OTHER REPORTS AND SERVICES....................................  16
SPECIAL INFORMATION CONCERNING THE TWO-TIER STRUCTURE......................  16
INVESTMENT ADVISORY SERVICES...............................................  18
AMERICAN INTERNATIONAL GROUP, INC..........................................  22
DIVIDENDS AND DISTRIBUTIONS................................................  23
TAXES......................................................................  23
THE ADMINISTRATOR..........................................................  25
THE TRANSFER AGENT AND DIVIDEND DISBURSING AGENT...........................  25
CUSTODIAN..................................................................  25
SHAREHOLDER SERVICING AGREEMENT............................................  25
RULE 12b-1 PLAN............................................................  26
PURCHASES OF SHARES........................................................  26
REDEMPTION OR REPURCHASE OF SHARES.........................................  31
SPECIAL FEATURES...........................................................  33
PERFORMANCE................................................................  36
ORGANIZATION AND CAPITALIZATION............................................  37

                            AIG ALL AGES FUNDS, INC.
                              LINKING GENERATIONS

                   505 Carr Road, Wilmington, Delaware 19809
                             Phone: (800) 862-3984

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                                      AIG
                                   CHILDREN'S
                                   WORLD FUND
                                     --2005


                                   PROSPECTUS

                              SEPTEMBER 21, 1995,
                     AS SUPPLEMENTED ON NOVEMBER 1, 1995,
                 AND AS FURTHER SUPPLEMENTED ON MARCH 18, 1996

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